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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2004

CASELLA WASTE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-23211 (Commission File Number)	03-0338873 (IRS Employer Identification No.)
25 Greens Hill Lane, Rutland, Vermont (Address of Principal Executive Offices)		05701 (Zip Code)

Registrant's telephone number, including area code: (802) 775-0325

(Former name or former address, if changed since last report)

Item 5.    Other Events and Required FD Disclosure.

        Casella Waste Systems, Inc. (the "Company") announced on January 23, 2004 the pricing of its previously announced offering of an additional $45 million aggregate principal amount of 9.75% senior subordinated notes due 2013 (the "Notes") to be issued in an institutional private placement. The terms of the Notes will be substantially identical to the Company's existing $150 million aggregate principal amount of 9.75% senior subordinated notes due 2013. A copy of the press release announcing the pricing of the Notes is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated by reference herein.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

    See Exhibit Index attached hereto.

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CASELLA WASTE SYSTEMS, INC.
By:	/s/ RICHARD A. NORRIS Name: Richard A. Norris Title: Chief Financial Officer

Date: January 23, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Casella Waste Systems, Inc. Press Release dated January 23, 2004, announcing the pricing of its previously announced offering of an additional $45 million aggregate principal amount of 9.75% senior subordinated notes due 2013.

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  Item 5. Other Events and Required FD Disclosure.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX